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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                           Reported) June 14, 1996

               GREENWICH CAPITAL ACCEPTANCE, INC., (as depositor under the Pooling and Servicing Agreement, dated as of July 1, 1996, providing for the issuance of Greenwich Capital Acceptance, Inc., Mortgage Pass-Through Certificates, Series 1996-CHL1).



                       GREENWICH CAPITAL ACCEPTANCE, INC.
                Exact name of registrant as specified in its charter)
           --------------------------------------------------------------
           Delaware                 33-80740                61199884
- ---------------------------     --------------------    -------------------
(State or Other Jurisdiction       (Commission            (I.R.S. Employer
     of Incorporation)             File Number)          Identification No.)

      600 Steamboat Road                                      06830
    Greenwich, Connecticut                               ----------------
- -----------------------------                               (Zip Code)
  (Address of Principal
    Executive Offices)

      Registrant's telephone number, including area code (203) 625-2700
                                                         ----- --------
      -----------------------------------------------------------------


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Item 5.   Other Events
- -------   ------------

Filing of Collateral Term Sheet.
- -------------------------------

     In connection with the offering of the Mortgage Pass-Through Certificates, Series 1996-CHL1, Greenwich Capital Markets, Inc., as underwriter of the Class A Certificates (the "Underwriter"), has prepared a collateral term sheet containing descriptive data about the collateral underlying the proposed offering (the "Collateral Term Sheet") for distribution to its potential investors. Although the Company provided the Underwriter with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, it did not participate in the preparation of the Collateral Term Sheet.

     The Collateral Term Sheet is attached hereto as Exhibit 99. This Collateral Term Sheet supersedes any prior collateral information which may have been previously filed with the Securities and Exchange Commission.




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Item 7.  Financial Statements, Pro Forma Financial
- -------  -----------------------------------------
         Information and Exhibits.
         ------------------------

(a)  Not applicable.
(b)  Not applicable.
(c)  Exhibits.

     The following is filed herewith.  The exhibit number corresponds with
Item 601(b) of Regulation S-K.

     Exhibit No.                   Description
     -----------                   -----------

         99                   Collateral Term Sheet




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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   GREENWICH CAPITAL ACCEPTANCE, INC.

                                   By:
                                      --------------------------
                                      Name:  Brian D. Bernard
                                      Title: Vice President


Dated: June 14, 1996


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                                Exhibit Index
                               -------------


Exhibit                                                               Page
- -------                                                               ----

99. Collateral Term Sheet                                                6


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                                  EXHIBIT 99

  This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, or a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. As of the date of this Preliminary Term Sheet, certain information, which has been identified with brackets
  ("(   )") is not available and will be provided by (FSA) at a later date.
   The information contained herein supersedes information contained in any prior information term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in a Prospectus Supplement and related
  Prospectus for this transaction. An offering may only be made through the delivery of a Prospectus Supplement and the related Prospectus.


                            PRELIMINARY TERM SHEET
                           Prepared:  June 13, 1996

             GREENWICH CAPITAL ACCEPTANCE, INC., SERIES 1996-CHL1
                      MORTGAGE PASS-THROUGH CERTIFICATES

            $188,337,500 (Approximate) Class A Senior Certificates

                                Security Terms
                                --------------

SUMMARY:

     Security                                                  Class A
     ----------                                                --------
     Initial Principal Amount ($000)                           $188,337
     Percentage of Pool (approximate)                           99.125%
     Initial Pass-Through Coupon                                  TBD
     Rating(s) (Moody's/S&P)                                  "Aaa"/"AAA"
     Index on Certificates                                   1 month LIBOR
     Pass-Through Margin                                          0.34%
     Price                                                         Par
     Pricing Prepayment Speed                                    22% CPR
     Average Life                                            3.36 yrs (Call)
                                                            3.66 yrs (No Call)
     Final Maturity*                                               TBD

     *Remittance Date following the final due date of the latest maturing Mortgage Loan.


SECURITY STRUCTURE:

      The Series 1966-CHL1 Mortgage Pass-Through Certificates will consist of a single triple-A rated class of senior certificates
      (the "Class A Certificates") and two classes of subordinated certificates (the "Class B-IO Certificates" and the "Class R Certificates") (collectively, the "Subordinate Certificates"
      and, together with the Class A Certificates, the "Certificates")
      which collectively evidence a 100% undivided beneficial ownership interest in a REMIC trust (the "Trust"), the assets of which consist of conventional, adjustable-rate, 1-4 family residential mortgage loans originated and serviced by Countrywide Home Loans,
      Inc. (the "Mortgage Loans"). The principal balance of the Mortgage Loans as of July 1, 1996 (the "Cut-off Date") will be approximately $190,000,000. Only the Class A Certificates will be offered. The Class A Certificates will be issued with an initial principal balance equal to 99.125% of the Cut-off Date principal balance of the Mortgage Loans, and will evidence a senior undivided beneficial ownership interest in the Trust. Holders of the Class B-IO Certificates, which are interest-
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      only certificates issued with a notional principal balance equal to the aggregate principal balance of the Mortgage Loans, will be entitled to distributions on or with respect to the Mortgage Loans on a given Distribution Date only after the Class A Certificateholders have received those distributions due them on such date and the target
      over-collateralization has been reached (see below).   The Class R
      Certificates will evidence a residual interest in the Trust, and holders thereof will be entitled to receive a distribution of the funds remaining, if any, after required distributions have been made to holders of the Class A and Class B-IO Certificates.

      The application of excess available funds to accelerate the principal amortization of the Class A Certificates, as described herein, and the availability of such excess funds otherwise to offset shortfalls and losses on or with respect to the Mortgage Loans, will provide credit enhancement to the Class A Certificates. In addition, the Class A Certificateholders will have the benefit of an insurance policy (the "Policy") issued by (Financial Security Assurance Corporation) ("(FSA)"), pursuant to which (FSA) will irrevocably and unconditionally pay certain amounts ("Insured Payments") to the Trustee for the benefit of the Class A Certificateholders, as described herein. To the extent that (FSA) does not make required payments of either principal or interest, such amount will be carried forward (together with accrued interest at the pass-through rate on such amount) to be paid out of future cashflow (such amounts "Class
      A Carry-Forward Amounts").


PASS-THROUGH RATE:

     Interest with respect to any Distribution Date will accrue on the
     Class A Certificates at a per anum rate (the "Class A Pass-Through Rate") equal to the least of: (a) one month LIBOR, as adjusted monthly, plus the Class A Pass-Through Margin, (b) the Available Funds Pass-Through Rate (as defined herein), and (c) a fixed percentage (the "Class A Pass-Through Rate Cap"). The Class A Pass-Through Margin will be equal to 0.34% (34 basis points) per annum until the principal balance of the Mortgage Loans is equal to or less than 10% of the Cut-off Date principal balance thereof, at which time the Class A Pass-Through Margin will be increased to 0.68% (68 basis points) per annum. The Available Funds Pass-Through Rate with respect to any Distribution Date will be the percentage equivalent of a fraction, the numerator of which is equal to (i) one month's interest on the Mortgage Loans, calculated on the basis of their respective gross mortgage interest rates and principal balances in effect for the month preceding the month of such Distribution Date, plus (ii) the Subordination Reduction Amount (as defined herein), if any, for such Distribution
     Date, minus (iii) the aggregate of (x) the Servicing Fee payable to the Servicer in respect of the collection period relating to such Distribution Date (calculated based on a rate of 0.51% per annum), (y) the Insurance Premium Amount (as defined herein) for such Distribution
     Date and (z) one-twelfth of (   )% of the aggregate principal balance
     of the Mortgage Loans in the month preceding the month of such Distribution Date, and the denominator of which is equal to one-twelfth of the principal balance of the Class A Certificates for such Distribution Date. The Class A Pass-Through Rate Cap( will be equal to approximately 13.00% per annum.



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OVER-COLLATERALIZATION

     Excess available funds (excess spread on the Class A Certificates plus the weighted average net coupon, which is equal to the weighted average gross coupon less the servicing fee, on any over-collateralized amount) will generally be used to make principal payments on the Class A Certificates. This will have the effect of accelerating the amortization of the Class A Certificates relative to that of the Mortgage Loans, thereby increasing any over-collateralization amount. Once over-collateralization -- which is any excess of the aggregate principal balance of the Mortgage Loans over the aggregate principal balance of the Class A Certificates -- reaches a specified target amount (such amount, the "Required Subordinated Amount"), excess available funds will generally be permitted to be distributed first, to holders of the Class B-IO Certificates and second, to holders of the Class R Certificates.

     The Required Subordinated Amount, until the earlier of (i) the thirtieth Distribution Date and (ii) the first Distribution Date for which the aggregate principal balance of the Mortgage Loans is equal to less than 50% of the Cut-off Date principal balance of the Mortgage
     Loans will be equal to the greater of (a) approximately (   )% of
     the Cut-off Date principal balance of the Mortgage Loans and (b) two times an amount equal to (1) one-half of the aggregate principal balance of all mortgage loans that are 91 days or more delinquent (including REO properties) minus (2) three times the net excess cashflow for such Distribution Date. Subsequent to the Distribution Date which is the earlier to occur of (i) and (ii) above, the Required Subordinated Amount may step down to the greater of (1) the lesser of
     (a) above and approximately ( )% of the then-current aggregate pool balance and (b) two times an amount equal to (1) 1/2 of the aggregate principal balance of all mortgage loans that are 91 days or more delinquent (including REO properties) plus (2) three times the net excess cashflow for such Distribution Date; provided, however, that (x) the Required Subordinated Amount will never be less than 0.50% of the Cut-off Date principal balance of the Mortgage Loans at any time that the Class A Certificates are outstanding and (y) the Required Subordinated Amount will not be permitted to step down on any Distribution Date on which certain cumulative loss, rolling loss and delinquency tests are not met.

    In the event that, due to losses on the Mortgage Loans, the aggregate principal balance of the Mortgage Loans is less than the aggregate principal balance of the Class A Certificates (such deficit, a "Subordination Deficit") a payment will be required of (FSA)
    (an "Insured Payment") in an amount sufficient to bring such Subordination Deficit to zero.

DISTRIBUTIONS ON THE
CERTIFICATES:

    On each Distribution Date, available funds (net of the Servicing Fee and available funds carve-out, if any), together with any Insured Payments, will be allocated in the following order:

         (i)  To (FSA), the Insurance Premium Amount
        (ii) To holders of the Class A Certificates, the Class A Interest Distribution Amount
       (iii)  To holders of the Class A Certificates, the Class A
              Principal Distribution Amount
        (iv)  To (FSA), the Insured Reimbursement Amount

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         (v)  To holders of the Subordinate Certificates, all remaining available funds

     An Insured Payment will be made by (FSA) to the Trustee, for distribution to holders of the Class A Certificates, on any Distribution Date as to which (x) available funds are insufficient to provide for the distribution of interest to Class A Certificateholders pursuant to clause (ii) above and/or (y) there exists a Subordination Deficit, in such amount as will eliminate any such interest shortfall and/or Subordination Deficit. (FSA) will be entitled to recover previous Insured Payments, together with interest thereon at the Class A Pass-Through Rate (the aggregate amount of such unreimbursed Insured Payments, as increased by interest thereon, the "Insured Reimbursement Amount"), on each Distribution Date out of available funds.

     The Insurance Premium Amount for any Distribution Date will be
     equal to one-twelfth of approximately (   )% ((   ) basis points)
     per annum, calculated against the aggregate principal balance of the Class A Certificates for such Distribution Date.

     With respect to any Distribution Date, the Class A Interest Distribution Amount will equal the sum of (x)(a) the product of (i) the Class A Pass-Through Rate and (ii) the aggregate principal balance of the Class A Certificates (based on a 360-day year and the actual number of days elapsed since the prior Distribution Date); and (y) amounts calculated pursuant to the preceding clause (x) which remain unpaid from previous Distribution Dates, together with interest at the Class A Pass-Through Rate on such amounts, less (b) the aggregate prepayment interest shortfall not covered by the Servicing Fee and any Relief Act
     Shortfalls, in each case, with respect to the Mortgage Loans for such Distribution Date.

     With respect to any Distribution Date, the Class A Principal Distribution Amount will be equal to the excess of (A) the sum of (i) all collections of principal (inclusive of advances of principal by the Servicer) with respect to the Mortgage Loans,
     (ii) the Subordination Deficit, if any, for such Distribution Date and (iii) the amount, if any, which is necessary to increase over-collateralization to the Required Subordination Amount ("Subordination Increase Amount") over (B) the Subordination Reduction Amount (as defined below) for such Distribution Date.

     The "Subordination Reduction Amount" for any Distribution Date will be the lesser of (a) the Excess Subordinated Amount (as defined below) for such Distribution Date and (b) the aggregate of principal payments of the Mortgage Loans which were received or advanced by the Servicer in respect of the preceding collection period. The "Excess Subordinated Amount" for any Distribution Date will be the difference, if any, between (a) the over-collateralized amount for such Distribution Date, after giving effect to all distributions to be made on such Distribution Date but before giving effect to any permitted step-down in the Required Subordinated Amount, and (b) the Required Subordinated Amount for such Distribution Date. Holders of the Subordinate Certificates will generally be entitled to receive the Subordination Reduction Amount, if any, for each Distribution Date.


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THE MORTGAGE LOANS: (ALL MORTGAGE LOAN INFORMATION PROVIDED IS FROM A
                    COLLATERAL TAPE CUT BY CHL AS OF 6/3/96 WITH AN APPROXIMATE PRINCIPAL BALANCE OF $140 MM. ALL PRELIMINARY STATISTICS MADE ON A $190MM POOL
                    WERE CALCULATED BY ADDING THE LAST (APPROXIMATELY) $50MM OF ORIGINATIONS OF THE $140MM POOL AS "PROJECTED" ORIGINATIONS. AS SUCH, THE "PROJECTED" ORIGINATIONS WILL HAVE A VARIABLE TOLERANCE OF +-10%.)

     The Mortgage Pool will consist of approximately 1,800 fixed and adjustable rate fully amortizing residential first mortgage loans aggregating approximately $190,000,000 in principal balance as of the Cut-off Date. Approximately 55% of the loans in the Mortgage Pool will have a mortgage rate (the "Mortgage Rate") subject to semi-annual adjustment (each such date, an "Adjustment Date") equal to the sum of (i) the average of the London interbank offered rates for six-month dollar deposits in the London market as most recently announced as of a date 45 days prior to such Adjustment Date
     (the "Index"), and (ii) each respective Mortgage Loan's gross margin; provided, however that on each Adjustment Date, the Mortgage Rate on the Mortgage Loans will not increase or decrease by more than the "Periodic Rate Cap" (each of these loans is a "30 year/6 month LIBOR ARM"). The 30 year 6 month LIBOR ARMs had Gross Margins that ranged from 4.50% to 9.00% with a weighted average Gross Margin of 6.33%.

    Approximately 45% of the loans in the Mortgage Pool will have a fixed mortgage rate (the "Mortgage Rate") for the first two (2) years then subject to semi-annual adjustment for the next 28 years (each such date, an "Adjustment Date") equal to the sum of (i) the average of the London interbank offered rates for six-month dollar deposits in the London market as most recently announced as of a date 45 days prior to such Adjustment Date (the "Index"), and (ii) each respective Mortgage Loan's gross margin; provided, however that on each Adjustment Date, the Mortgage Rate on the Mortgage Loans will not increase or decrease by more than the "Periodic Rate Cap" (each of these loans is a "2/28 loan"). The 2/28's had Gross Margins that ranged from 4.75% to 12.00% with a weighted average Gross Margin of 6.47%. The weighted average months to reset of the 2/28 loans was 23 months.

     With respect to all of the Mortgage Loans, the Periodic Rate Cap is equal to 1.50%. Each of the Mortgage Loans provides that over the life of such Mortgage Loan, the Mortgage Rate will in no event be more than the initial Mortgage Rate plus a fixed percentage (such rate, the "Maximum Mortgage Rate"). Approximately 25% of the Mortgage Pool are expected to be California mortgage loans. No other state is expected to have a concentration of greater than 7.50%.

     Approximately 33% of the Mortgage Loans by principal balance provide for the payment by the Mortgage Loan obligor of a prepayment penalty in limited circumstances in connection with full or partial prepayments made within five years from the date of origination of the Mortgage Loan. If, during any twelve-month period during the first five years of the term of a Mortgage Loan providing for a prepayment penalty, a borrower prepays an aggregate amount exceeding 20% of the original principal balance of the Mortgage Loan, an amount equal to six months' advance interest, calculated on the basis of the rate in effect at the time of such prepayment on the amount prepaid in excess of 20% of the original principal balance, will be assessed. Notwithstanding the foregoing, there will be no prepayment penalty due with respect to any prepayment made within 90

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     days following the obligor's receipt of an interest rate change notice.

LEGAL CONSIDERATION:

     The Class A Certificates will constitute "mortgage related securities" for purposes of the Secondary Mortgage Market
     Enhancement Act of 1984 ("SMMEA") so long as they are rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization and, as such, are legal investments for certain entities to the extent provided for in SMMEA.

ADVANCES:

     The Servicer will be obligated to advance funds in respect of principal and interest on each delinquent Mortgage Loan to the extent deemed recoverable.

SERVICER:

     Countrywide Home Loans, Inc.

TRUSTEE:

     Bank of New York


OPTIONAL TERMINATION:

     Once the aggregate principal balance of the Mortgage Loans has been reduced to 10% or less of the Cut-off Date principal balance, the Servicer or the Class R Certificateholders will have the right to purchase from the Trust all remaining Mortgage Loans (inclusive of any REO Property).

DISTRIBUTION DATE:

     The 25th day of each month, or if such day is not a business day, the next succeeding business day, commencing August 26, 1996.

ACCRUAL PERIOD FOR THE
CLASS A CERTIFICATES:

     With respect to any Distribution Date, the Class A Certificates will accrue interest from the prior Distribution Date, or in the case of the initial accrual period, from the Closing Date, to the next succeeding Distribution Date.

EXPECTED
CLOSING DATE:

    July 31, 1996

CUT-OFF DATE:

     July 1, 1996


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RATINGS:

      It is anticipated that the Class A Certificates will be rated "Aaa" and "AAA" by Moody's and S&P, respectively, based upon the Policy issued by (FSA).
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